 Exhibit (e)(2)

APPENDIX A

To Master Distribution Agreement dated January 13, 2010

(As amended June 17, 2024)

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
CASH ACCOUNT TRUST
	DWS Government & Agency Securities Portfolio Share Classes: DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares, Government Cash Managed Shares, and Service Shares	January 13, 2010	September 30, 2010

DWS Tax-Exempt Portfolio

Share Classes: DWS Tax-Exempt Cash Premier Shares, DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S, Service Shares, Tax-Exempt Cash Managed Shares, and Tax-Free Investment Class

		January 13, 2010	September 30, 2010
DEUTSCHE DWS ASSET ALLOCATION TRUST
	DWS Equity Sector Strategy Fund Share Classes: Class A, Class C, Class S and Institutional Class	January 13, 2010	September 30, 2010
	DWS Multi-Asset Conservative Allocation Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
	DWS Multi-Asset Moderate Allocation Fund Share Classes: Class A, Class C, and Class S	January 13, 2010	September 30, 2010
DEUTSCHE DWS GLOBAL/ INTERNATIONAL FUND, INC.
	DWS Emerging Markets Fixed Income Fund Share Classes: Class A, Class S, and Institutional Class	January 13, 2010	September 30, 2010
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Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS ESG International Core Equity Fund Share Classes: Class A, Class C, Class S, and Institutional Class	November 3, 2014	September 30, 2016
	DWS Global Small Cap Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS International Growth Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Infrastructure Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS INCOME TRUST
	DWS Global High Income Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS GNMA Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS High Income Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Short Duration Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
DEUTSCHE DWS INSTITUTIONAL FUNDS
	DWS Equity 500 Index Fund Share Classes: Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS S&P 500 Index Fund Share Classes: Class A, Class C, Class R6, and Class S	April 29, 2011	September 30, 2011
DEUTSCHE DWS INTERNATIONAL FUND, INC.

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Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS CROCI® International Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Emerging Markets Equity Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Global Macro Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Latin America Equity Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS INVESTMENT TRUST
	DWS Capital Growth Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Core Equity Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS CROCI® Equity Dividend Fund Share Classes: Class A, Class C, Class S, and Institutional Class	May 16, 2018	September 30, 2018
	DWS CROCI® U.S. Fund Share Classes: Class A, Class C, Class S, and Institutional Class	April 1, 2015	September 30, 2016
	DWS ESG Core Equity Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	May 17, 2018	September 30, 2018
	DWS Large Cap Focus Growth Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010

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Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Small Cap Core Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Small Cap Growth Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	February 1, 2011	September 30, 2011
DEUTSCHE DWS INVESTMENTS VIT FUNDS
	DWS Equity 500 Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS Small Cap Index VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
DEUTSCHE DWS MARKET TRUST
	DWS Global Income Builder Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Real Assets Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011
DEUTSCHE DWS MONEY FUNDS
	DWS Money Market Prime Series Share Classes: DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S, and DWS Money Market Fund	January 13, 2010	September 30, 2010
DEUTSCHE DWS MONEY MARKET TRUST
	DWS Government Money Market Series Share Class: Institutional Shares	January 13, 2010	September 30, 2010

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Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
DEUTSCHE DWS MUNICIPAL TRUST
	DWS Managed Municipal Bond Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Short-Term Municipal Bond Fund Share Classes: Class A, Class C, Class S, and Institutional Class	February 1, 2011	September 30, 2011
	DWS Strategic High Yield Tax-Free Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS PORTFOLIO TRUST
	DWS Floating Rate Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Total Return Bond Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS SECURITIES TRUST
	DWS Communications Fund Share Classes: Class A, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Enhanced Commodity Strategy Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS Health and Wellness Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS RREEF Global Real Estate Securities Fund Share Classes: Class A, Class C, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011
	DWS RREEF Real Estate Securities Fund Share Classes: Class A, Class C, Class R, Class R6, Class S, and Institutional Class	April 29, 2011	September 30, 2011

A-5

Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Science and Technology Fund Share Classes: Class A, Class C, Class S, and Institutional Class	March 1, 2011	September 30, 2011
DEUTSCHE DWS STATE TAX-FREE INCOME SERIES
	DWS California Tax-Free Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
	DWS Massachusetts Tax-Free Fund Share Classes: Class A, Class C, Class S, and Institutional Class	August 1, 2011	September 30, 2011
	DWS New York Tax-Free Income Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS TAX FREE TRUST
	DWS Intermediate Tax-Free Fund Share Classes: Class A, Class C, Class S, and Institutional Class	January 13, 2010	September 30, 2010
DEUTSCHE DWS VARIABLE SERIES I
	DWS Capital Growth VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS Core Equity VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS CROCI® International VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS Global Small Cap VIP Share Classes: Class A	January 13, 2010	September 30, 2010
DEUTSCHE DWS VARIABLE SERIES II
	DWS Alternative Asset Allocation VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
	DWS CROCI® U.S. VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS Global Income Builder VIP Share Classes: Class A	January 13, 2010	September 30, 2010

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Fund	Series & Classes	Effective Date of Agreement	Expiration Date of Initial Term of the Agreement
	DWS Government Money Market VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS High Income VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS International Growth VIP Share Classes: Class A	January 13, 2010	September 30, 2010
	DWS Small Mid Cap Growth VIP Share Class: Class A	January 13, 2010	September 30, 2010
	DWS Small Mid Cap Value VIP Share Classes: Class A and Class B	January 13, 2010	September 30, 2010
INVESTORS CASH TRUST
	DWS ESG Liquidity Fund Share Classes: Capital Shares, Institutional Reserved Shares, and Institutional Shares	January 13, 2010	September 30, 2010
	DWS Treasury Portfolio Share Classes: Capital Shares, DWS U.S. Treasury Money Fund Class S, Institutional Shares, and Investment Class Shares	January 13, 2010	September 30, 2010

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On behalf of the above-listed entities in Appendix A

By:       /s/John Millette

Name: John Millette

Title: Vice President and Secretary

DWS DISTRIBUTORS, INC.

By:       /s/Amanda Ikuss

Name: Amanda Ikuss

Title: Chief Operating Officer

By:       /s/Nicole Grogan

Name: Nicole Grogan

Title: Vice President

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